UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2009
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30453	01-0809204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1, 8765 Ash Street, Vancouver, British Columbia, Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

(604) 301-9545
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on April 3, 2009, the Board of Directors of MIV Therapeutics, Inc. (the "Company") accepted I. Mark Landy's resignation from the Board of Directors of the Company. Dr. Landy shall continue to serve as President and Chief Executive Officer of the Company.

As a consequence of the resignation of Dr. Landy as a Director of the Company, the Company's Board of Directors and Executive Officers are now comprised of the following:

Name	Position
Alan P. Lindsay	Director and Chairman
Patrick A. McGowan	Chief Financial Officer, Executive Vice President, Secretary and a Director
I. Mark Landy	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MIV THERAPEUTICS, INC.
DATE: April 3, 2009.	By: "Patrick A. McGowan" __________________________________ Name: Patrick A. McGowan Title: Chief Financial Officer, Executive Vice President, Secretary and a Director

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